Exhibit 10.6

March 29, 2019

Churchill Capital Corp
640 Fifth Avenue, 12th Floor
New York, NY 10019
(212) 380-7500

Camelot Holdings (Jersey) Limited
Friars House
160 Blackfriars Road
London SE1 8EZ United Kingdom

Clarivate Analytics Plc
Friars House
160 Blackfriars Road
London SE1 8EZ United Kingdom

Re:      Amendment to Sponsor Agreement

Ladies and Gentlemen:

Reference is made to the Sponsor Agreement dated January 14, 2019 (the “Sponsor Agreement”) by and among Churchill Capital Corp, a Delaware corporation, Camelot Holdings (Jersey) Limited, a private limited company organized under the laws of the Island of Jersey (the “Company”), Clarivate Analytics Plc, a public limited company organized under the laws of the Island of Jersey (“Holdings”), Churchill Sponsor LLC, a Delaware limited liability company, Garden State Capital Partners LLC, a Delaware limited liability company, and the Founders (as defined therein). Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Sponsor Agreement.

Paragraph 5(b) of the Sponsor Agreement provides that up to 5,000,000 newly-issued ordinary shares of Holdings (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like, the “Sweetener Shares”), shall be issued for no additional consideration and in accordance with all applicable Laws on the first date on which the $20.00 Stock Price Level is achieved, to the Persons and in the amounts designated pursuant to, and upon the terms and conditions set forth in, said Paragraph 5(b).

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed that the Sponsor Agreement is amended pursuant to Paragraph 12 thereof to increase the number of Sweetener Shares by 2,000,000, by amending Paragraph 5(b) to read in its entirety as follows:

“(b)       After the Closing, provided that on or before the sixth anniversary of the Closing Date, a $20.00 Stock Price Level (as defined below) is achieved, Holdings shall allot and issue to such Persons as are designated pursuant to this paragraph 5(b) 7,000,000 newly-issued ordinary shares of Holdings (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like, the “Sweetener Shares”), which Sweetener Shares shall be issued for no additional consideration and in accordance with all applicable Laws on the first date on which the $20.00 Stock Price Level is achieved and such Sweetener Shares shall be issued, credited as fully paid-up. The Sweetener Shares shall be issued to Persons and in amounts designated in a written notice to Holdings given after the date hereof by Jerre Stead and Michael Klein (or, in the event of the death or incapacity of either, by his respective successor to such designation right, the identity of whom shall have been notified to Holdings in writing by the other).  This paragraph 5(b) shall automatically terminate upon the earlier to occur of (i) the day after the sixth anniversary of the Closing Date to the extent the Stock Price Level set forth in this paragraph is not achieved on or prior to such date and (ii) the consummation of a Company Sale in which the per share price paid or implied in such Company Sale is less than $20.00.”

Except as explicitly amended hereby, the Sponsor Agreement shall continue, without amendment, in full force and effect from and after the date hereof.

Please signify your agreement with the foregoing Amendment by signing where indicated below.

Sincerely,

SPONSOR:

CHURCHILL SPONSOR LLC

By: M. Klein Associates, Inc., Manager

By:	/s/ Michael S. Klein
Name:	Michael S. Klein
Title:

FOUNDERS:

/s/ Jerre Stead
Jerre Stead

/s/ Michael S. Klein
Michael S. Klein

ACCEPTED AND AGREED
as of the date first written above:

ACQUIROR:

CHURCHILL CAPITAL CORP

By:	/s/ Michael S. Klein
Name:	Michael S. Klein
Title:

[Signature Page to Amendment to Sponsor Agreement]

COMPANY:

CAMELOT HOLDINGS (JERSEY) LIMITED

By:	/s/ Paul Edwards
Name:	Paul Edwards
Title:	Director

HOLDINGS:

CLARIVATE ANALYTICS PLC

By:	/s/ Paul Edwards
Name:	Paul Edwards
Title:	Director

[Signature Page to Amendment to Sponsor Agreement]